------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 22, 2004


                                  CWABS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




             Delaware                    333-118926           95-4596514
  -----------------------------         ------------      -------------------
  (State or Other Jurisdiction          (Commission        (I.R.S. Employer
        of Incorporation)               File Number)      Identification No.)

        4500 Park Granada
       Calabasas, California                                     91302
  ----------------------------                               -------------
       (Address of Principal                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
---------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of October 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-P.






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated October 27, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-P, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-P.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                                           Loan Group 1
                                         Principal Balances for the Group 1 Mortgage Loans

                                                         Percent of                Weighted   Weighted    Weighted     Weighted
                               Aggregate       Number    Aggregate      Average    Average    Average      Average     Average
                               Principal         of      Principal      Current     Gross    Remaining     Credit      Combined
 Range of Principal             Balance       Mortgage    Balance      Principal   Mortgage     Term       Bureau    Loan-to-Value
    Balances ($)              Outstanding      Loans    Outstanding     Balance      Rate     (months)   Risk Score     Ratio
-------------------------    --------------  --------- ------------- -----------  ---------  ---------- ------------ --------------
 30,000.01 -  40,000.00...    $ 84,039,375      2,317       14.96%    $  36,271     5.445%     298.77        710        89.1%
 40,000.01 -  50,000.00...     103,219,804      2,261       18.38        45,652     5.520      298.73        709        87.6
 50,000.01 -  60,000.00...      87,158,906      1,574       15.52        55,374     5.735      298.80        711        89.8
 60,000.01 -  70,000.00...      72,092,849      1,104       12.84        65,301     5.748      298.83        711        90.6
 70,000.01 -  80,000.00...      67,120,944        889       11.95        75,502     5.872      298.69        713        88.8
 80,000.01 -  90,000.00...      50,950,303        596        9.07        85,487     5.913      298.79        708        88.9
 90,000.01 - 100,000.00...      96,255,287        985       17.14        97,721     5.988      298.43        709        85.4
100,000.01 - 125,000.00...         767,423          7        0.14       109,632     5.186      298.33        703        81.9
                             --------------  ---------  -----------
         Total               $ 561,604,893      9,733      100.00%
                             ==============  =========  ===========

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $57,701.


                                           Loan Programs for the Group 1 Mortgage Loans

                                                            Percent of              Weighted    Weighted    Weighted    Weighted
                                 Aggregate      Number      Aggregate    Average    Average     Average     Average     Average
                                 Principal        of        Principal    Current     Gross     Remaining    Credit      Combined
    Description of Loan           Balance      Mortgage      Balance    Principal   Mortgage     Term       Bureau    Loan-to-Value
         Programs               Outstanding     Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
------------------------------ -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
10 Year Draw, 20 Year Repay... $       52,887         1        0.01%   $   52,887     5.625%     350.00       729          100.0%
10 Year Draw, 0 Year Repay....         57,446         1        0.01        57,446     7.125      110.00       701          100.0
10 Year Draw, 15 Year Repay...    560,482,707     9,716       99.80        57,687     5.728      298.81       710           88.4
15 Year Draw, 0 Year Repay....        413,553         6        0.07        68,926     7.559      179.00       701           97.1
15 Year Draw, 10 Year Repay...        598,300         9        0.11        66,478     4.860      299.17       689           83.6
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

                                             Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                 Aggregate      Number     Aggregate     Average    Average     Average     Average     Average
                                 Principal        of       Principal     Current     Gross     Remaining    Credit      Combined
 Range of Months Remaining        Balance      Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
  to Scheduled Maturity         Outstanding     Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
------------------------------ -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
 Less than or equal to 3.000..  $   1,282,905        24        0.23%    $  53,454     3.000%    299.05        694           91.3%
 3.001 - 3.500................     37,394,769       678        6.66        55,155     3.373     299.17        710           94.6
 3.501 - 4.000................    104,340,490     1,861       18.58        56,067     3.989     299.30        691           82.6
 4.001 - 4.500................    106,157,565     1,989       18.90        53,372     4.481     299.22        718           92.4
 4.501 - 5.000................     52,094,599       905        9.28        57,563     4.795     296.67        727           79.2
 5.001 - 5.500................     19,994,799       296        3.56        67,550     5.344     298.39        715           72.0
 5.501 - 6.000................     18,602,147       284        3.31        65,501     5.773     298.92        710           80.8
 6.001 - 6.500................     19,807,991       306        3.53        64,732     6.347     298.61        703           84.3
 6.501 - 7.000................     27,933,087       475        4.97        58,806     6.811     297.85        723           89.9
 7.001 - 7.500................     57,342,232       976       10.21        58,752     7.293     298.55        711           90.6
 7.501 - 8.000................     25,231,199       411        4.49        61,390     7.877     298.53        712           94.9
 8.001 - 8.500................     56,684,381       935       10.09        60,625     8.276     298.90        728           97.6
 8.501 - 9.000................     12,921,877       224        2.30        57,687     8.851     298.36        708           95.1
 9.001 - 9.500................     11,573,400       185        2.06        62,559     9.262     299.12        685           97.1
 9.501 - 10.000...............      2,590,555        47        0.46        55,118     9.888     299.29        691           94.4
10.001 - 10.500...............        697,405        14        0.12        49,815    10.290     299.43        655           90.5
10.501 - 11.000...............      6,322,243       112        1.13        56,449    10.705     299.07        618           78.5
11.001 - 11.500...............        411,366         7        0.07        58,767    11.323     295.71        642           79.9
11.501 - 12.000...............        184,089         3        0.03        61,363    11.869     299.29        663           95.8
Greater than 13.000...........         37,793         1        0.01        37,793    15.750     300.00        634           83.4
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========


     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 5.729%.

                               Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                 Aggregate      Number     Aggregate     Average    Average     Average     Average     Average
                                 Principal        of       Principal     Current     Gross     Remaining    Credit      Combined
 Range of Combined Loan-to-       Balance      Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
     Value Ratio (%)            Outstanding     Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-------------------------      -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
109 - 120................       $      57,446         1        0.01%   $   57,446     7.125%    110.00        701          100.0%
169 - 180................             413,553         6        0.07        68,926     7.559     179.00        701           97.1
217 - 228................              54,237         1        0.01        54,237     4.750     217.00        760           65.5
241 - 252................              46,565         1        0.01        46,565     8.250     251.00        662           95.0
253 - 264................             126,296         3        0.02        42,099     7.749     254.69        682           84.6
265 - 276................             854,615        14        0.15        61,044     5.885     270.84        725           80.9
277 - 288................           2,971,288        61        0.53        48,710     6.797     284.59        723           80.8
289 - 300................         557,028,006     9,645       99.19        57,753     5.721     298.95        710           88.5
349 - 360................              52,887         1        0.01        52,887     5.625     350.00        729          100.0
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 299.
     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

                                   Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
 Range of Months Remaining         Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
   to Scheduled Maturity         Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
----------------------------   -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
0.01 - 10.00................    $      40,000         1        0.01%   $   40,000     5.250%    299.00        770            8.3%
10.01 - 20.00...............          203,815         5        0.04        40,763     5.444     295.14        750           17.1
20.01 - 30.00...............        1,524,596        24        0.27        63,525     5.515     296.89        724           25.6
30.01 - 40.00...............        3,263,419        57        0.58        57,253     5.055     297.30        710           35.3
40.01 - 50.00...............        7,016,467       112        1.25        62,647     4.858     297.86        724           45.7
50.01 - 60.00...............       14,035,686       227        2.50        61,831     5.144     297.64        706           55.5
60.01 - 70.00...............       42,285,652       699        7.53        60,494     5.015     297.76        704           66.7
70.01 - 80.00...............       57,292,266       938       10.20        61,079     5.064     298.82        692           77.3
80.01 - 90.00...............      177,366,641     3,151       31.58        56,289     5.768     298.74        705           88.9
90.01 - 100.00..............      258,576,351     4,519       46.04        57,220     6.032     298.93        719           98.2
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 88.43%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                      Geographic Distribution for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
            State                Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
            -----              -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Alabama......................   $   3,156,340        67        0.56%   $   47,110     4.717%    299.12        707           95.5%
Alaska.......................         628,765        12        0.11        52,397     4.571     298.44        695           91.3
Arizona......................      16,953,746       344        3.02        49,284     5.450     298.68        712           92.3
California...................     250,293,825     3,788       44.57        66,075     6.062     298.62        710           87.0
Colorado.....................      21,276,743       409        3.79        52,021     5.430     298.88        714           93.3
Connecticut..................       5,728,102        97        1.02        59,053     5.357     299.16        696           85.4
Delaware.....................         994,676        22        0.18        45,213     4.859     297.58        701           86.9
District of Columbia.........       1,072,087        17        0.19        63,064     5.103     299.36        698           87.6
Florida......................      28,016,136       542        4.99        51,690     5.832     298.53        713           89.6
Georgia......................       9,890,213       194        1.76        50,980     4.813     298.68        703           93.2
Hawaii.......................       5,987,975       104        1.07        57,577     5.416     298.75        713           82.4
Idaho........................       2,141,126        44        0.38        48,662     5.576     299.33        711           92.7
Illinois.....................      15,637,281       300        2.78        52,124     5.423     299.08        717           90.6
Indiana......................       1,842,523        35        0.33        52,644     5.201     298.25        717           87.1
Iowa.........................         437,709         9        0.08        48,634     5.913     299.37        713           96.9
Kansas.......................       1,615,764        33        0.29        48,963     5.058     299.07        712           94.2
Kentucky.....................       1,994,227        38        0.36        52,480     4.688     299.45        708           93.2
Louisiana....................       1,927,306        42        0.34        45,888     4.804     298.89        703           90.7
Maine........................         828,624        16        0.15        51,789     5.975     299.17        711           89.2
Maryland.....................       9,667,644       175        1.72        55,244     5.791     298.60        701           88.0
Massachusetts................      14,859,751       257        2.65        57,820     5.423     298.75        706           86.1
Michigan.....................       6,907,326       148        1.23        46,671     5.086     298.99        710           92.3
Minnesota....................       9,113,692       186        1.62        48,998     5.134     299.15        713           90.4
Mississippi..................         617,268        16        0.11        38,579     5.255     299.10        701           95.8
Missouri.....................       2,935,276        62        0.52        47,343     5.137     298.98        699           92.1
Montana......................       1,026,136        24        0.18        42,756     5.087     298.42        730           88.2
Nebraska.....................         337,272         7        0.06        48,182     5.454     299.11        702           94.6
Nevada.......................      23,774,731       436        4.23        54,529     6.279     299.16        714           88.7
New Hampshire................       2,352,440        47        0.42        50,052     5.203     298.82        704           89.6
New Jersey...................      24,745,991       439        4.41        56,369     5.515     298.78        705           86.7
New Mexico...................       1,229,516        25        0.22        49,181     5.375     296.73        720           91.6
New York.....................      21,815,169       377        3.88        57,865     5.045     298.78        711           82.4
North Carolina...............       5,727,821       116        1.02        49,378     5.003     298.39        717           92.0
North Dakota.................          74,380         2        0.01        37,190     6.243     299.00        691           95.3
Ohio.........................       4,341,300        92        0.77        47,188     5.281     298.42        701           91.4
Oklahoma.....................       1,038,659        23        0.18        45,159     5.240     298.28        715           91.9
Oregon.......................       4,830,540        94        0.86        51,389     5.666     298.64        716           90.7
Pennsylvania.................       6,527,406       136        1.16        47,996     5.260     298.68        704           86.5
Rhode Island.................       1,406,436        27        0.25        52,090     5.909     298.83        701           86.8
South Carolina...............       1,964,464        39        0.35        50,371     5.549     299.36        712           91.9
South Dakota.................          66,690         2        0.01        33,345     4.626     300.00        730          100.0
Tennessee....................       3,480,004        75        0.62        46,400     5.203     299.08        715           94.1
Texas........................       2,529,660        49        0.45        51,626     5.284     299.22        721           91.2
Utah.........................       4,379,772        89        0.78        49,211     5.622     298.47        719           93.1
Vermont......................         109,485         3        0.02        36,495     5.980     300.00        707           96.6
Virginia.....................      14,434,251       265        2.57        54,469     5.510     298.78        711           90.5
Washington...................      16,921,886       326        3.01        51,908     5.658     298.15        716           93.3
West Virginia................         613,676        11        0.11        55,789     5.161     299.16        708           83.2
Wisconsin....................       3,079,162        66        0.55        46,654     5.010     299.30        711           90.1
Wyoming......................         273,922         6        0.05        45,654     5.518     299.39        697           91.0
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========



                                                                6

                                Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
  Range of Credit Scores         Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
821 - 840....................   $     864,233        16        0.15%   $   54,015     4.788%    298.93        829           70.1%
801 - 820....................       5,604,455        99        1.00        56,611     5.500     298.54        808           85.7
781 - 800....................      22,339,803       396        3.98        56,414     5.477     298.54        789           87.6
761 - 780....................      50,869,114       881        9.06        57,740     5.685     298.61        770           88.8
741 - 760....................      69,306,283     1,212       12.34        57,183     5.768     298.54        750           89.6
721 - 740....................      84,795,375     1,462       15.10        58,000     5.933     298.73        730           90.8
701 - 720....................      96,855,076     1,667       17.25        58,101     5.843     298.47        710           90.9
681 - 700....................      81,378,343     1,386       14.49        58,715     5.684     298.87        690           88.4
661 - 680....................      75,967,763     1,323       13.53        57,421     5.611     298.71        671           86.9
641 - 660....................      39,779,420       698        7.08        56,991     5.333     299.15        652           85.3
621 - 640....................      25,258,991       444        4.50        56,890     5.377     299.08        631           81.5
601 - 620....................       5,427,088        94        0.97        57,735     6.779     299.31        614           82.2
581 - 600....................       2,226,029        39        0.40        57,078     9.316     298.35        590           75.3
561 - 580....................         526,500         9        0.09        58,500     7.342     299.23        575           82.7
560 or less..................         406,421         7        0.07        58,060     9.820     298.72        530           76.4
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 710.


                                           Property Type for the Group 1 Mortgage Loans

                                                           Percent of                Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number    Aggregate      Average    Average     Average     Average     Average
                                   Principal       of      Principal      Current     Gross     Remaining    Credit      Combined
                                    Balance     Mortgage    Balance      Principal   Mortgage     Term       Bureau    Loan-to-Value
      Property Type               Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
------------------------------- -------------- ---------- ------------- ----------- ---------- ---------- ------------ -------------
Single Family..................  $ 375,641,715    6,460       66.89%     $ 58,149     5.666%    298.69        708           87.3%
Planned Unit Development (PUD).    108,460,475    1,909       19.31        56,815     5.717     298.60        714           90.6
Low Rise Condominium...........     52,973,325      946        9.43        55,997     5.962     298.86        720           91.9
2-4 Units......................     18,552,558      302        3.30        61,432     6.210     299.15        712           88.3
High Rise Condominium..........      5,693,815      111        1.01        51,296     6.433     299.26        719           91.1
Manufactured Housing (1).......        283,004        5        0.05        56,601     4.592     297.43        723           70.0
                                 -------------- ---------  -----------
         Total                   $ 561,604,893     9,733     100.00%
                                 ============== =========  ===========

---------------------
(1) Treated as real property.

                                           Gross Margins for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
     Range of Gross                Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
      Margins (%)                Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Less than or equal to 0.000..   $  45,698,511       744        8.14%   $   61,423     4.441%    296.86        740          73.5%
0.001 - 0.250................      16,609,751       281        2.96        59,109     4.520     297.14        699          65.0
0.251 - 0.500................      31,043,052       513        5.53        60,513     4.424     298.82        713          76.4
0.501 - 0.750................      10,472,473       155        1.86        67,564     4.967     298.84        704          73.7
0.751 - 1.000................      20,716,941       330        3.69        62,779     5.257     299.04        711          81.5
1.001 - 1.250................      17,581,576       301        3.13        58,411     4.434     299.08        667          74.7
1.251 - 1.500................      14,879,155       252        2.65        59,044     4.772     298.60        720          89.9
1.501 - 1.750................      14,977,520       245        2.67        61,133     5.785     298.90        698          82.4
1.751 - 2.000................      39,617,082       753        7.05        52,612     4.981     298.71        727          90.1
2.001 - 2.250................      39,565,822       681        7.05        58,100     5.017     298.81        714          89.8
2.251 - 2.500................      84,635,064     1,571       15.07        53,873     5.487     298.91        731          94.8
2.501 - 2.750................      36,708,645       621        6.54        59,112     6.514     299.09        703          91.0
2.751 - 3.000................      29,970,094       537        5.34        55,810     5.322     298.69        676          91.7
3.001 - 3.250................       9,292,417       158        1.65        58,813     5.928     298.66        697          94.3
3.251 - 3.500................      91,323,513     1,577       16.26        57,910     6.735     299.12        709          97.9
3.501 - 3.750................      10,055,738       174        1.79        57,792     7.249     299.26        710          93.7
3.751 - 4.000................      10,071,190       171        1.79        58,896     8.069     298.08        718          96.9
4.001 - 4.250................       7,356,347       137        1.31        53,696     7.030     299.19        690          93.8
4.251 - 4.500................      15,515,562       255        2.76        60,845     8.534     299.32        684          97.4
4.501 - 4.750................       2,368,958        41        0.42        57,779     7.238     299.25        679          96.3
4.751 - 5.000................       1,343,941        23        0.24        58,432     7.424     299.56        671          97.3
5.001 - 5.250................       1,892,730        36        0.34        52,576     9.735     299.29        696          94.6
5.251 - 5.500................         673,485        14        0.12        48,106     6.234     299.46        661          96.0
5.501 - 5.750................         505,249         8        0.09        63,156     6.363     299.20        644          81.4
5.751 - 6.000................         160,476         3        0.03        53,492    10.378     300.00        690          94.3
6.001 - 6.250................       6,064,176       107        1.08        56,675     9.701     299.06        627          80.6
6.251 - 6.500................       1,917,343        35        0.34        54,781     9.360     298.52        587          72.4
6.501 - 6.750................         300,000         5        0.05        60,000    11.382     299.47        648          83.7
6.751 - 7.000................          66,200         1        0.01        66,200     9.500     299.00        633          90.0
7.001 - 7.250................         130,589         2        0.02        65,295    11.918     299.00        723          98.3
7.251 - 7.500................          53,500         1        0.01        53,500    11.750     300.00        517          89.8
More than 10.000.............          37,793         1        0.01        37,793    15.750     300.00        634          83.4
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.294%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                   Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
      Range of Credit              Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
 Limit Utilization Rates (%)     Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
20.01  -   30.00.............   $     307,724         8        0.05%   $   38,466      4.84%    299.25        712           73.1%
30.01  -   40.00.............       2,187,763        52        0.39        42,072      5.315    298.78        710           72.1
40.01  -   50.00.............       3,649,649        79        0.65        46,198      5.276    298.86        704           76.6
50.01  -   60.00.............       6,627,816       124        1.18        53,450      5.311    298.05        713           76.8
60.01  -   70.00.............       9,351,215       162        1.67        57,724      5.096    298.31        708           78.0
70.01  -   80.00.............      10,414,229       187        1.85        55,691      4.855    298.52        703           81.7
80.01  -   90.00.............      14,701,300       256        2.62        57,427      4.965    298.15        698           79.4
90.01  -  100.00..............    514,365,197     8,865       91.59        58,022      5.791    298.74        711           89.3
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 96.96%.



                                         Maximum Loan Rates for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
   Maximum Loan Rates (%)        Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
  16.000.....................    $  6,140,721       122        1.09%   $   50,334     5.173%    298.46        717           91.3%
  17.000.....................      30,545,796       591        5.44        51,685     5.786     298.58        714           89.8
  18.000.....................     516,987,391     8,881       92.06        58,213     5.676     298.72        711           88.5
  21.000.....................      $7,930,984       139        1.41        57,057     9.414     298.94        615           77.9
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.966%.

                                           Credit Limits for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
  Range of Credit Limits ($)     Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
 30,000.01 - 40,000.00.....      $ 74,506,870     2,064       13.27%   $   36,098     5.511%    298.85        711           90.4%
 40,000.01 - 50,000.00.....        97,553,038     2,162       17.37        45,122     5.518     298.71        710           88.2
 50,000.01 - 60,000.00.....        84,526,526     1,552       15.05        54,463     5.766     298.83        711           90.4
 60,000.01 - 70,000.00.....        71,463,576     1,123       12.72        63,636     5.755     298.84        711           90.8
 70,000.01 - 80,000.00.....        67,331,942       927       11.99        72,634     5.848     298.74        713           89.1
 80,000.01 - 90,000.00.....        50,362,464       615        8.97        81,890     5.915     298.81        708           89.1
 90,000.01 - 100,000.00....       104,449,598     1,143       18.60        91,382     5.908     298.39        709           84.3
100,000.01 - 125,000.00....         4,286,790        56        0.76        76,550     5.323     297.82        718           80.4
125,000.01 - 150,000.00....         6,863,864        88        1.22        77,998     5.427     298.73        710           78.7
150,000.01 - 175,000.00....           260,224         3        0.05        86,741     3.990     299.42        686           81.8
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $60,382.

                                           Lien Priority for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
      Lien Priority              Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Second Liens.................   $ 561,604,893     9,733      100.00%    $  57,701     5.729%    298.71        710           88.4%
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========


                                         Delinquency Status for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
  Delivery Status                Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
  ---------------                -----------    -----     -----------    -------      ----     --------   ----------     -----
Current......................   $ 561,604,893     9,733      100.00%    $  57,701     5.729%    298.71         710          88.4%
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========


                                          Origination Year for the Group 1 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
  Origination Year               Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
  ----------------               -----------    -----     -----------    -------      ----     --------   ----------     -----
1997.........................   $      54,237         1        0.01%   $   54,237     4.750%    217.00        760           65.5%
2000.........................         129,332         3        0.02        43,111     8.097     252.59        658           84.8
2001.........................         747,409        12        0.13        62,284     6.088     270.18        728           81.4
2002.........................       1,023,108        21        0.18        48,719     6.527     280.87        728           84.5
2003.........................       4,624,976        89        0.82        51,966     6.532     286.75        722           77.1
2004.........................     555,025,831     9,607       98.83        57,773     5.720     298.90        710           88.5
                                --------------  ---------  -----------
         Total                  $ 561,604,893     9,733      100.00%
                                ==============  =========  ===========

                                                           Loan Group 2

                                         Principal Balances for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
     Range of Principal            Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
        Balances ($)             Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
      0.01 -  10,000.00......   $  11,222,971     1,739        1.23%    $   6,454     5.157%    297.03        716           80.5%
 10,000.01 -  20,000.00......      55,383,845     3,510        6.05        15,779     5.239     298.35        708           85.5
 20,000.01 -  30,000.00......     113,172,267     4,387       12.36        25,797     5.106     298.70        707           88.8
 30,000.01 -  40,000.00......      18,786,996       592        2.05        31,735     5.240     298.70        704           88.8
 40,000.01 -  50,000.00......       2,035,581        45        0.22        45,235     5.214     297.89        724           80.1
 50,000.01 -  60,000.00......       1,374,424        25        0.15        54,977     5.140     298.53        705           75.7
 60,000.01 -  70,000.00......       1,129,471        17        0.12        66,439     5.096     298.14        708           80.9
 70,000.01 -  80,000.00......       2,133,890        28        0.23        76,210     5.362     295.93        726           76.1
 80,000.01 -  90,000.00......       1,288,747        15        0.14        85,916     5.343     298.86        727           80.2
 90,000.01 - 100,000.00......       4,996,069        51        0.55        97,962     4.933     296.46        721           77.8
100,000.01 - 125,000.00......     141,103,845     1,248       15.41       113,064     6.243     298.16        714           90.4
125,000.01 - 150,000.00......     156,772,433     1,106       17.12       141,747     6.082     298.28        709           83.8
150,000.01 - 175,000.00......      42,415,069       258        4.63       164,399     5.914     297.91        713           83.9
175,000.01 - 200,000.00......      53,506,739       279        5.84       191,780     5.579     298.41        710           81.5
200,000.01 - 225,000.00......      27,029,154       127        2.95       212,828     5.639     298.58        711           81.8
225,000.01 - 250,000.00......      30,769,710       127        3.36       242,281     5.514     298.64        712           80.2
250,000.01 - 275,000.00......      23,104,138        88        2.52       262,547     5.326     298.29        716           83.1
275,000.01 - 300,000.00......      35,145,156       120        3.84       292,876     5.447     298.46        716           79.1
300,000.01 - 325,000.00......      11,325,100        36        1.24       314,586     5.749     298.06        718           80.5
325,000.01 - 350,000.00......      14,671,842        43        1.60       341,206     5.406     298.93        723           81.7
350,000.01 - 375,000.00......       7,300,215        20        0.80       365,011     5.477     297.96        719           76.6
375,000.01 - 400,000.00......      13,809,883        35        1.51       394,568     5.688     298.48        722           80.0
400,000.01 - 425,000.00......       8,681,846        21        0.95       413,421     5.360     298.19        736           85.6
425,000.01 - 450,000.00......      13,768,386        31        1.50       444,141     5.465     298.69        709           79.9
450,000.01 - 475,000.00......       3,216,948         7        0.35       459,564     4.578     299.15        726           84.3
475,000.01 - 500,000.00......      39,697,719        80        4.33       496,221     5.199     298.23        719           76.4
500,000.01 - 525,000.00......       5,153,051        10        0.56       515,305     6.244     298.60        687           88.5
525,000.01 - 550,000.00......       3,268,090         6        0.36       544,682     5.626     299.16        716           86.9
550,000.01 - 575,000.00......       3,375,858         6        0.37       562,643     5.894     298.84        723           77.7
575,000.01 - 600,000.00......      10,176,096        17        1.11       598,594     5.969     298.88        695           77.9
600,000.01 - 625,000.00......       1,857,600         3        0.20       619,200     4.793     299.00        704           74.0
625,000.01 - 650,000.00......       3,837,500         6        0.42       639,583     5.488     299.01        736           78.3
650,000.01 - 675,000.00......       2,650,034         4        0.29       662,508     4.564     299.00        713           87.5
675,000.01 - 700,000.00......       2,768,900         4        0.30       692,225     6.434     297.75        710           86.3
700,000.01 - 725,000.00......       2,138,800         3        0.23       712,933     5.664     299.00        696           74.6
725,000.01 - 750,000.00......       2,229,000         3        0.24       743,000     6.324     297.67        737           83.9
750,000.01 - 775,000.00......       2,294,907         3        0.25       764,969     6.670     298.66        712           85.0
775,000.01 - 800,000.00......       3,183,000         4        0.35       795,750     5.629     297.99        718           73.6
800,000.01 - 825,000.00......       1,637,000         2        0.18       818,500     4.749     299.50        735           80.0
825,000.01 - 850,000.00......       1,685,000         2        0.18       842,500     4.752     297.99        753           56.9
850,000.01 - 875,000.00......       1,718,794         2        0.19       859,397     5.570     297.50        724           52.6
875,000.01 - 900,000.00......       2,679,250         3        0.29       893,083     5.003     299.34        736           85.0
900,000.01 - 925,000.00......         905,000         1        0.10       905,000     4.750     299.00        724           58.4
925,000.01 - 950,000.00......       2,834,098         3        0.31       944,699     5.832     298.67        712           73.2
950,000.01 - 975,000.00......       1,944,641         2        0.21       972,321     5.189     300.00        757           72.5
975,000.01 - 1,000,000.00....       9,952,303        10        1.09       995,230     4.748     299.10        725           65.8
Greater than 1,000,000.00....      15,757,275        10        1.72     1,575,727     5.803     298.61        708           77.9
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $64,777.

                                           Loan Programs for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
Description of Loan Programs     Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
10 Year Draw, 20 Year Repay..   $      19,817         2         (1)     $   9,909     6.177%    350.68        703           89.7%
3 Year Draw, 10 Year Repay...          36,238         2         (1)        18,119     9.250      79.89        675           99.9
5 Year Draw, 5 Year Repay....         218,281         6        0.02%       36,380     8.246     117.28        728           96.7
10 Year Draw, 15 Year Repay..     914,139,735    14,111       99.81        64,782     5.650     298.58        712           83.8
15 Year Draw, 0 Year Repay...       1,230,068        11        0.13       111,824     6.250     178.83        734           98.3
15 Year Draw, 10 Year Repay..         244,501         7        0.03        34,929     5.095     298.91        717           74.0
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========
     --------------
     (1) Less than 0.01%


                                             Loan Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
   Range of Loan Rates (%)       Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
 3.000 less than or equal to.   $   1,032,589        19        0.11%    $  54,347     3.000%    297.82        731           94.5%
 3.001 - 3.500...............      36,047,486       654        3.94       $55,118     3.348     297.87        717           86.5
 3.501 - 4.000...............     166,118,695     3,881       18.14       $42,803     3.987     299.25        699           82.3
 4.001 - 4.500...............     125,798,332     2,662       13.74       $47,257     4.468     299.13        721           86.5
 4.501 - 5.000...............     100,807,592     1,257       11.01       $80,197     4.794     296.99        729           77.9
 5.001 - 5.500...............      75,707,943       698        8.27      $108,464     5.315     298.17        717           73.2
 5.501 - 6.000...............      94,782,564       654       10.35      $144,927     5.768     298.47        716           77.5
 6.001 - 6.500...............      41,194,052       437        4.50       $94,266     6.321     298.42        699           79.6
 6.501 - 7.000...............      53,206,988       830        5.81       $64,105     6.807     297.85        712           87.0
 7.001 - 7.500...............      98,716,750     1,248       10.78       $79,100     7.294     298.11        712           89.5
 7.501 - 8.000...............      29,855,907       381        3.26       $78,362     7.801     298.54        698           90.9
 8.001 - 8.500...............      42,961,125       720        4.69       $59,668     8.290     298.45        721           96.2
 8.501 - 9.000...............      22,970,107       289        2.51       $79,481     8.846     296.48        713           95.6
 9.001 - 9.5000..............      13,898,918       168        1.52       $82,732     9.245     298.33        699           96.7
 9.501 - 10.000..............       6,239,714        63        0.68       $99,043     9.885     299.14        671           96.1
10.001 - 10.500..............       1,656,758        18        0.18       $92,042    10.251     298.36        665           90.8
10.501 - 11.000..............       3,831,260       147        0.42       $26,063    10.706     298.98        615           80.1
11.001 - 11.500..............       1,006,860        11        0.11       $91,533    11.423     299.12        669           90.3
12.001 - 12.500..............          55,000         2        0.01       $27,500    12.309     299.49        602           73.9
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.651%.

                               Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
Range of Months Remaining to       Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
    Scheduled Maturity           Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
73 - 84  ....................   $      36,238         2         (1)     $  18,119      9.25%     79.89        675           99.9%
97 - 108 ....................           8,700         2         (1)         4,350      6.993    105.85        790           80.4
109 - 120....................         209,581         4        0.02%       52,395      8.298    117.76        725           97.4
169 - 180....................       1,230,068        11        0.13       111,824      6.250    178.83        734           98.3
217 - 228....................         163,994         7        0.02        23,428      5.486    221.01        722           69.5
229 - 240....................           5,063         1         (1)         5,063      5.125    240.00        721           77.3
241 - 252....................          23,978         2         (1)        11,989      7.415    245.40        741           92.7
253 - 264....................         227,727         7        0.02        32,532      5.847    258.71        751           83.8
265 - 276....................         345,709        19        0.04        18,195      6.713    271.85        723           88.4
277 - 288....................       4,290,273       283        0.47        15,160      6.182    285.88        724           75.5
289 - 300....................     909,327,492    13,799       99.28        65,898      5.647    298.68        712           83.9
349 - 360....................          19,817         2         (1)         9,909      6.177    350.68        703           89.7
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========
     --------------
     (1) Less than 0.01%

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 298.

     The above table assumes that the draw period for the mortgage loans with
(a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

                                   Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
 Range of Combined Loan-to-        Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
      Value Ratio (%)            Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
 0.01 - 10.00................   $      31,243         2         (1)     $  15,621     6.292%    287.78        777            8.6%
10.01 - 20.00................         193,662        10        0.02%       19,366     5.287     296.35        723           17.5
20.01 - 30.00................       3,768,506        44        0.41        85,648     4.764     298.06        733           25.6
30.01 - 40.00................       6,494,325       104        0.71        62,445     4.676     298.12        732           36.6
40.01 - 50.00................      12,086,275       235        1.32        51,431     5.014     297.92        722           46.6
50.01 - 60.00................      37,010,995       474        4.04        78,082     5.062     298.49        720           55.3
60.01 - 70.00................      98,281,883     1,272       10.73        77,266     5.073     298.18        710           66.9
70.01 - 80.00................     207,783,411     2,144       22.69        96,914     5.208     298.48        712           77.6
80.01 - 90.00................     300,028,258     5,071       32.76        59,166     5.862     298.52        707           88.6
90.01 - 100.00...............     250,210,082     4,783       27.32        52,312     6.150     298.20        717           98.2
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========
     --------------
     (1) Less than 0.01%

     As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 83.85%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                      Geographic Distribution for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
            State                Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Alabama......................   $   4,746,553       222        0.52%    $  21,381     4.692%    299.16        706           94.7%
Alaska.......................         757,776        18        0.08        42,099     4.922     297.23        723           85.6
Arizona......................      16,650,094       569        1.82        29,262     5.295     298.59        716           89.5
California...................     596,297,416     4,580       65.11       130,196     5.886     298.22        712           83.0
Colorado.....................      16,317,853       422        1.78        38,668     5.065     298.30        719           83.5
Connecticut..................       8,711,938       127        0.95        68,598     5.742     299.19        709           77.9
Delaware.....................       1,257,928        36        0.14        34,942     5.161     298.97        707           84.0
District of Columbia.........         115,203         8        0.01        14,400     4.137     299.08        681           87.4
Florida......................      39,671,802       924        4.33        42,935     5.649     298.78        719           84.2
Georgia......................       8,774,262       338        0.96        25,959     4.779     298.98        703           91.8
Hawaii.......................       7,999,557       107        0.87        74,762     5.470     298.35        723           76.7
Idaho........................       3,220,757       133        0.35        24,216     5.544     298.55        724           88.9
Illinois.....................      18,832,496       452        2.06        41,665     5.080     298.81        720           86.5
Indiana......................       4,288,714       209        0.47        20,520     4.820     298.71        703           91.3
Iowa.........................       1,850,876        95        0.20        19,483     4.888     299.02        716           91.5
Kansas.......................       1,720,090        89        0.19        19,327     4.538     299.05        708           94.4
Kentucky.....................       2,607,448       119        0.28        21,911     4.593     299.14        715           94.2
Louisiana....................       2,551,470       118        0.28        21,623     4.827     298.87        709           90.7
Maine........................       1,153,394        41        0.13        28,132     4.895     298.58        728           85.0
Maryland.....................       6,361,293       201        0.69        31,648     4.986     298.18        703           82.0
Massachusetts................      14,806,759       226        1.62        65,517     5.714     298.73        704           77.6
Michigan.....................       9,860,406       403        1.08        24,468     5.018     298.11        715           89.3
Minnesota....................       5,573,570       220        0.61        25,334     4.912     298.99        717           87.7
Mississippi..................       1,238,696        67        0.14        18,488     5.007     299.11        707           94.1
Missouri.....................       5,501,484       230        0.60        23,919     4.644     299.03        709           91.7
Montana......................       1,309,567        59        0.14        22,196     4.943     299.20        722           80.3
Nebraska.....................         588,041        29        0.06        20,277     5.097     298.91        712           94.2
Nevada.......................      14,414,515       339        1.57        42,521     5.617     298.91        713           83.9
New Hampshire................       1,598,695        58        0.17        27,564     5.040     298.39        703           81.4
New Jersey...................      16,936,193       379        1.85        44,687     5.169     298.55        705           81.3
New Mexico...................       2,652,726        66        0.29        40,193     4.812     299.00        707           83.7
New York.....................      21,832,943       457        2.38        47,774     5.157     299.18        715           78.6
North Carolina...............       6,398,138       287        0.70        22,293     5.000     298.66        713           90.4
North Dakota.................         167,238         7        0.02        23,891     4.606     299.47        695           95.0
Ohio.........................       7,305,940       330        0.80        22,139     5.299     298.05        703           92.1
Oklahoma.....................       2,016,024       101        0.22        19,961     4.754     298.18        690           91.8
Oregon.......................       5,470,314       174        0.60        31,439     5.288     298.90        710           87.8
Pennsylvania.................      10,186,939       400        1.11        25,467     4.948     297.57        709           87.6
Rhode Island.................       1,548,247        31        0.17        49,943     5.411     298.88        713           80.9
South Carolina...............       3,370,544       124        0.37        27,182     5.124     298.20        714           87.5
South Dakota.................         143,007         7        0.02        20,430     3.684     299.22        719           88.8
Tennessee....................       4,184,223       204        0.46        20,511     4.885     298.91        711           89.4
Texas........................       2,197,890        80        0.24        27,474     5.047     297.73        709           80.0
Utah.........................       5,795,557       194        0.63        29,874     5.027     299.23        717           89.4
Vermont......................         245,644        14        0.03        17,546     4.335     299.01        717           87.7
Virginia.....................       9,168,053       249        1.00        36,819     5.126     298.61        708           86.3
Washington...................      12,423,124       340        1.36        36,539     5.270     298.81        713           86.8
West Virginia................         709,605        42        0.08        16,895     4.721     284.41        702           90.0
Wisconsin....................       4,035,224       196        0.44        20,588     4.870     298.29        701           87.9
Wyoming......................         322,413        18        0.04        17,912     4.664     299.19        709           90.5
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========



                                                                15

                                Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
   Range of Credit Scores        Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
841 - 850...................    $      30,000         1         (1)        30,000     4.750%    293.00        842           66.7%
821 - 840...................          677,968        37        0.07%       18,323     4.866     298.28        828           75.2
801 - 820...................       10,199,658       234        1.11        43,588     5.197     298.24        808           72.8
781 - 800...................       47,085,466       771        5.14        61,071     5.371     297.92        789           80.8
761 - 780...................       79,493,477     1,222        8.68        65,052     5.499     298.28        770           83.8
741 - 760...................      112,007,162     1,657       12.23        67,596     5.529     298.20        750           84.3
721 - 740...................      133,541,916     1,888       14.58        70,732     5.659     298.25        730           84.9
701 - 720...................      163,007,342     2,248       17.80        72,512     5.773     298.18        710           85.3
681 - 700...................      138,018,112     2,049       15.07        67,359     5.631     298.49        691           83.7
661 - 680...................      128,352,918     1,987       14.01        64,596     5.752     298.66        671           84.3
641 - 660...................       58,895,162     1,091        6.43        53,983     5.697     298.70        652           83.3
621 - 640...................       36,005,882       743        3.93        48,460     5.574     298.87        631           80.2
601 - 620...................        6,876,221       141        0.75        48,768     6.601     298.86        613           80.0
581 - 600...................        1,356,466        54        0.15        25,120     9.518     299.29        590           80.1
561 - 580...................          147,348         7        0.02        21,050     9.833     297.09        571           73.7
560 or less.................          193,543         9        0.02        21,505     9.629     299.16        546           85.1
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========
     --------------
     (1) Less than 0.01%


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 712.


                                           Property Type for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
      Property Type              Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Single Family.................. $ 643,820,681    10,339       70.29%    $  62,271     5.617%    298.32        710           83.5%
Planned Unit Development (PUD).   181,757,914     2,230       19.84        81,506     5.605     298.41        716           84.4
Low Rise Condominium...........    58,005,794     1,178        6.33        49,241     5.947     298.58        718           86.7
2-4 Units......................    23,273,965       257        2.54        90,560     6.356     298.67        715           83.9
High Rise Condominium..........     8,069,674        85        0.88        94,937     5.372     299.04        725           82.7
Manufactured Housing (1).......       960,613        50        0.10        19,212     4.383     298.32        708           75.2
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     ---------------
     (1) Treated as real property.



                                                                16

                                           Gross Margins for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
 Range of Gross Margins (%)      Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------  -------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Less than or equal to 0.000..    $134,071,017     1,279       14.64%     $104,825     4.458%    297.77        738           75.7%
0.001 - 0.250................      29,131,763       404        3.18        72,108     4.593     297.39        705           70.3
0.251 - 0.500................      93,170,490     1,116       10.17        83,486     4.610     298.52        718           75.5
0.501 - 0.750................      31,704,611       223        3.46       142,173     5.067     298.40        712           74.1
0.751 - 1.000................      77,474,814       570        8.46       135,921     5.478     298.57        716           78.3
1.001 - 1.250................      46,370,449       593        5.06        78,196     5.201     298.88        692           73.0
1.251 - 1.500................      31,974,174       363        3.49        88,083     5.449     298.91        720           84.4
1.501 - 1.750................      22,848,470       338        2.49        67,599     5.880     298.30        692           76.0
1.751 - 2.000................      55,271,950     1,459        6.03        37,883     5.457     298.30        723           88.3
2.001 - 2.250................      48,342,229       968        5.28        49,940     5.527     298.78        703           88.0
2.251 - 2.500................      97,532,860     2,113       10.65        46,158     6.029     298.33        727           92.4
2.501 - 2.750................      51,217,352       605        5.59        84,657     6.921     298.84        700           89.6
2.751 - 3.000................      41,395,545       837        4.52        49,457     5.934     298.82        677           90.1
3.001 - 3.250................      13,708,758       201        1.50        68,203     6.548     297.81        695           92.7
3.251 - 3.500................      62,080,172     1,594        6.78        38,946     6.373     298.81        700           97.6
3.501 - 3.750................      14,969,582       343        1.63        43,643     7.084     297.64        716           94.0
3.751 - 4.000................      10,038,682       140        1.10        71,705     7.605     298.94        696           94.8
4.001 - 4.250................      19,327,038       318        2.11        60,777     7.889     296.11        712           95.9
4.251 - 4.500................      13,472,892       189        1.47        71,285     8.691     298.36        695           96.9
4.501 - 4.750................       5,647,183       149        0.62        37,901     6.703     299.21        686           96.5
4.751 - 5.000................       2,005,690        29        0.22        69,162     7.876     299.00        651           93.7
5.001 - 5.250................       5,171,250        61        0.56        84,775     9.703     299.21        675           97.0
5.251 - 5.500................       2,672,286        43        0.29        62,146     6.676     298.85        677           96.5
5.501 - 5.750................         241,597         5        0.03        48,319     9.783     298.34        631           88.6
5.751 - 6.000................         122,900         3        0.01        40,967    10.240     299.15        675           98.9
6.001 - 6.250................       3,594,673       137        0.39        26,238     9.935     298.95        620           80.7
6.251 - 6.500................       1,429,081        50        0.16        28,582    10.054     299.30        603           80.6
6.501 - 6.750................         719,883         6        0.08       119,981    11.472     299.11        677           90.1
6.751 - 7.000................         126,250         1        0.01       126,250    11.500     300.00        682           95.0
7.501 - 7.750................          28,000         1         (1)        28,000    12.125     299.00        589           58.7
7.751 - 8.000................          27,000         1         (1)        27,000    12.500     300.00        615           89.8
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     --------------
     (1) Less than 0.01%

     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.752%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                   Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
      Range of Credit              Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
 Limit Utilization Rates (%)     Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
 0.01 -  10.00...............   $   1,883,699       390        0.21%    $   4,830     5.332%    297.00        725           73.7%
10.01 -  20.00...............       6,758,066       516        0.74        13,097     5.360     296.09        730           77.2
20.01 -  30.00...............       8,332,865       457        0.91        18,234     5.168     297.38        719           73.6
30.01 -  40.00...............      11,367,068       490        1.24        23,198     5.109     298.17        719           76.3
40.01 -  50.00...............      15,019,711       498        1.64        30,160     5.075     298.33        716           77.4
50.01 -  60.00...............      17,709,551       461        1.93        38,416     5.019     298.47        713           73.3
60.01 -  70.00...............      19,808,193       449        2.16        44,116     5.307     297.87        706           78.1
70.01 -  80.00...............      23,930,181       450        2.61        53,178     4.984     297.93        715           77.6
80.01 -  90.00...............      28,247,459       409        3.08        69,065     5.003     297.86        718           76.0
90.01 - 100.00...............     782,831,846    10,019       85.47        78,135     5.745     298.45        712           85.1
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 83.74%.


                                         Maximum Loan Rates for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
  Maximum Loan Rates (%)         Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
 16.000......................   $   7,431,715       295        0.81%    $  25,192     5.379%    298.78        712           89.9%
 17.000......................      41,869,693     1,004        4.57        41,703     5.618     298.72        718           84.0
 18.000......................     862,233,825    12,667       94.14        68,069     5.634     298.35        712           83.8
 21.000......................       4,353,407       173        0.48        25,164     9.863     298.98        611           79.3
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.952%.

                                           Credit Limits for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
 Range of Credit Limits ($)      Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
      0.01 - 10,000.00.......   $   2,592,640       336        0.28%    $   7,716     5.493%    297.29        709           85.4%
 10,000.01 - 20,000.00.......      43,717,953     3,093        4.77        14,134     5.315     298.37        708           86.8
 20,000.01 - 30,000.00.......     106,364,608     4,544       11.61        23,408     5.095     298.81        707           90.0
 30,000.01 - 40,000.00.......      23,465,824       981        2.56        23,920     5.212     298.22        706           87.9
 40,000.01 - 50,000.00.......       9,990,128       546        1.09        18,297     4.982     298.24        708           75.8
 50,000.01 - 60,000.00.......       3,176,941       161        0.35        19,733     4.722     297.79        700           80.6
 60,000.01 - 70,000.00.......       1,940,084        98        0.21        19,797     5.256     297.36        709           77.5
 70,000.01 - 80,000.00.......       1,712,873        94        0.19        18,222     5.124     298.12        702           76.1
 80,000.01 - 90,000.00.......         972,430        62        0.11        15,684     5.556     297.77        717           82.3
 90,000.01 - 100,000.00......       3,841,978       182        0.42        21,110     5.013     298.42        715           70.3
100,000.01 - 125,000.00......     130,232,090     1,181       14.22       110,273     6.317     298.17        714           91.5
125,000.01 - 150,000.00......     154,504,045     1,165       16.87       132,621     6.091     298.17        708           84.0
150,000.01 - 175,000.00......      39,515,008       269        4.31       146,896     5.992     297.88        712           85.3
175,000.01 - 200,000.00......      57,096,705       352        6.23       162,207     5.561     298.47        709           81.1
200,000.01 - 225,000.00......      25,352,159       137        2.77       185,052     5.619     298.59        711           83.2
225,000.01 - 250,000.00......      36,138,521       186        3.95       194,293     5.481     298.44        714           79.5
250,000.01 - 275,000.00......      22,518,387        97        2.46       232,148     5.361     298.28        716           83.2
275,000.01 - 300,000.00......      41,316,594       168        4.51       245,932     5.400     298.46        714           77.9
300,000.01 - 325,000.00......      10,840,064        41        1.18       264,392     5.700     298.61        716           82.2
325,000.01 - 350,000.00......      16,293,891        58        1.78       280,929     5.424     298.72        722           82.3
350,000.01 - 375,000.00......       7,749,253        26        0.85       298,048     5.499     297.95        725           82.1
375,000.01 - 400,000.00......      17,136,686        56        1.87       306,012     5.601     298.23        721           79.1
400,000.01 - 425,000.00......       6,744,243        18        0.74       374,680     5.286     298.23        726           83.9
425,000.01 - 450,000.00......      14,681,628        38        1.60       386,359     5.524     298.60        709           80.6
450,000.01 - 475,000.00......       3,233,756        10        0.35       323,376     5.084     298.84        713           88.9
475,000.01 - 500,000.00......      45,272,630       108        4.94       419,191     5.171     298.14        723           76.0
500,000.01 - 525,000.00......       3,931,450         8        0.43       491,431     6.869     298.44        680           88.7
525,000.01 - 550,000.00......       2,718,090         5        0.30       543,618     5.804     299.19        719           90.3
550,000.01 - 575,000.00......       4,178,724         9        0.46       464,303     5.697     299.13        727           84.5
575,000.01 - 600,000.00......      11,348,238        22        1.24       515,829     5.863     298.74        702           76.6
600,000.01 - 625,000.00......       1,839,580         4        0.20       459,895     4.592     298.78        718           82.2
625,000.01 - 650,000.00......       3,190,000         5        0.35       638,000     5.689     299.01        734           78.0
650,000.01 - 675,000.00......       2,498,872         4        0.27       624,718     4.366     299.00        722           89.0
675,000.01 - 700,000.00......       3,463,511         7        0.38       494,787     6.031     298.09        714           83.0
700,000.01 - 725,000.00......       2,110,662         3        0.23       703,554     5.421     299.00        683           78.3
725,000.01 - 750,000.00......       3,687,615         7        0.40       526,802     5.895     298.08        733           81.5
750,000.01 - 775,000.00......       2,294,907         3        0.25       764,969     6.670     298.66        712           85.0
775,000.01 - 800,000.00......       4,390,498         8        0.48       548,812     5.696     297.97        717           73.8
800,000.01 - 825,000.00......         920,216         2        0.10       460,108     5.667     300.00        727           80.0
825,000.01 - 850,000.00......       1,290,265         2        0.14       645,133     5.159     298.02        766           71.8
850,000.01 - 875,000.00......         864,594         1        0.09       864,594     6.875     297.00        642           80.0
875,000.01 - 900,000.00......       3,129,285         4        0.34       782,321     5.147     299.29        743           84.1
900,000.01 - 925,000.00......         905,000         1        0.10       905,000     4.750     299.00        724           58.4
925,000.01 - 950,000.00......       2,834,098         3        0.31       944,699     5.832     298.67        712           73.2
950,000.01 - 975,000.00......       3,388,841         4        0.37       847,210     4.922     299.57        746           70.6
975,000.01 - 1,000,000.00....      14,167,935        18        1.55       787,108     4.737     298.94        725           60.3
Greater than $1,000,000.00...      16,335,138        12        1.78     1,361,261     5.785     298.59        709           77.5
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $77,128.

                                           Lien Priority for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
      Lien Priority              Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Second Liens.................   $ 915,888,640    14,139      100.00%    $  64,777     5.651%    298.37        712           83.8%
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========


                                         Delinquency Status for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
    Delinquency Status           Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
Current......................   $ 915,888,640    14,139      100.00%    $  64,777     5.651%    298.37        712           83.8%
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========


                                          Origination Year for the Group 2 Mortgage Loans

                                                           Percent of               Weighted    Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average     Average     Average
                                  Principal       of       Principal     Current     Gross     Remaining    Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage     Term       Bureau    Loan-to-Value
    Origination Year             Outstanding    Loans     Outstanding    Balance      Rate     (months)   Risk Score     Ratio
-----------------------------   ------------- ---------- ------------- ----------- ---------- ---------- ------------ --------------
1998.........................   $     200,232         9        0.02%    $  22,248     6.167%    195.47        714           75.0%
1999.........................          18,838         2         (1)         9,419     7.227     241.46        733           90.0
2000.........................          35,826         2         (1)        17,913     5.552     252.15        758           76.9
2001.........................         378,801        15        0.04        25,253     6.466     264.75        742           89.1
2002.........................         616,054        22        0.07        28,002     6.115     281.14        744           80.1
2003.........................       7,395,871       404        0.81        18,307     6.273     288.08        720           76.6
2004.........................     907,243,018    13,685       99.06        66,295     5.645     298.51        712           83.9
                                --------------  ---------  -----------
         Total                  $ 915,888,640    14,139      100.00%
                                ==============  =========  ===========

     --------------
     (1) Less than 0.01%

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.


                                             By: /s/ Celia Coulter
                                                 -------------------------------
                                                 Name:   Celia Coulter
                                                 Title:  Vice President



Dated:  November 12, 2004